As filed with the Securities and Exchange Commission on February 6, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22530

Salient MLP & Energy Infrastructure Fund

(Exact name of Registrant as specified in charter)

4265 San Felipe, Suite 800, Houston, TX 77027

(Address of principal executive offices) (Zip code)

John A. Blaisdell

4265 San Felipe, Suite 800, Houston, TX 77027

(Name and address of agent for service)

713-993-4675

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2011

Updated August 1, 2011

Item 1. Reports to Stockholders.

Annual Report to Shareholders

For the period may 25, 2011 through November 30, 2011

Management Discussion of Fund Performance (unaudited)

Dear Fellow Stockholders:

It has been a very exciting first year since the Salient MLP & Energy Infrastructure Fund (“Fund”) was listed on the New York Stock Exchange on May 25, 2011. We are pleased to provide you with our annual investor letter to update you on the Fund’s performance since inception. Please note that the information contained in this letter is based on data as of our fiscal year ended November 30, 2011.

The Fund received net proceeds of $145.9 million from the initial public offering (“IPO”), which includes the net proceeds from the sale of 6.1 million shares of stock at $25 per share, inclusive of underwriters’ over-allotment option. As of November 30, 2011, the Fund had total investments of approximately $188 million, which includes the $145.9 million net proceeds from the IPO as well as $49.2 million that was funded with borrowings under our revolving credit facility. Immediately following the IPO, the Fund’s net asset value (NAV) totaled $23.82 per share, which represents the offering price less underwriting discounts and other offering expenses. As of November 30, 2011 the Fund’s net assets were $144.9 million and the NAV per share was $23.62 compared to May 31, 2011 when the net assets were $133.5 million and the NAV per share was $23.82. The Fund’s investments are shown in the pie chart below:

Portfolio Diversification

Since the IPO in May 2011, the Fund paid two quarterly distributions of $0.40 in August and $0.41 in November for a total of $0.81 paid to investors since inception. Including cash distributions of $0.81 paid to investors, the total return on a NAV basis was 2.52% since the Fund’s IPO on May 25, 2011. On November 30, the closing share price was $23.42 which represented a 0.85% discount to NAV of $23.62 per share.1

1 Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

MLP Market Update

In this letter, we want to provide investors with an update on the performance of the Master Limited Partnership (“MLP”) market for 2011. In December 2010, we published our forecast for MLPs to generate potential total returns ranging from 6% to 15% in 2011 (based on a 5% distribution growth rate and year-end Alerian MLP Index (“AMZ”) yields of 6.0% to 6.5%). Our base case forecast for 2011 was a potential total return of 11.5%, which was based on a 5% distribution growth rate and a year-end AMZ yield of 6.2% (unchanged from the Dec. 31, 2010 level). The actual total return in 2011 for the AMZ was 13.9%, which was ahead of our forecast. The yield on the index finished 2011 at 6.1%, while index-weighted distribution growth came in a bit higher than our forecast at approximately 5.9% (according to our calculations).2

In 2011, the growth in distributions from MLPs came in stronger than our initial forecast at 5.9%. The higher distribution growth rates are due in part to the fact that cost of capital remains relatively low, particularly for investment grade MLPs. Ten-year investment grade MLP debt is still pricing at rates below 5%, while equity yields are in the 4-6% range for most investment grade partnerships.3 As such, expansion projects and acquisitions are typically more accretive with the cost of capital at these levels.

Capital markets were very active in 2011, as MLPs raised $20.3 billion in equity and $20.7 billion in debt during the year.4 Moreover, 13 MLPs went public in 2011 raising $2.4 billion in equity capital. Much of the equity raised was used to finance acquisitions and growth projects, and MLPs took advantage of attractive interest rates to issue and refinance their debt. We believe that an active market for raising new capital may help facilitate higher distribution growth in the future.5

Expectations for 2012

Our forecast for 2012 is fairly similar to our original outlook for 2011. We believe that MLPs (using the AMZ as a proxy) will potentially generate base case total returns of 12.5% in 2012, which assumes an exit yield of 6.1% (unchanged from YE 2011 level) and consensus distribution growth estimates of 6.5%. The table below shows potential returns for the AMZ based on differing exit yield and distribution growth assumptions.6

2 FactSet, Salient Capital Advisors LLC, January 2012.

3 Bloomberg, January 2012.

4 Citi Global Energy Group, January 2012.

5 No investment strategy can guarantee performance results.

6 For illustrative purpose only. Potential AMZ yields may vary significantly from the forecast provided and is subject to change without notice.

Barring a European-induced financial crisis, we could argue that yields have the potential to decline significantly from current levels. Yield spreads versus the 10-Year Treasury are still significantly wider than historical norms (422 basis points vs. historical average of 312 bps) and could have ample room to tighten given the continued demand for yield investments.7 We believe a 2% 10-Year Treasury says a lot about the state of the world and its risks. But we also believe that the longer Treasury rates stay at these levels, the more likely it is for yields on MLPs to move lower, particularly given the strong distribution growth outlook. If MLP yields were to compress to 5.75%—which would still represent a wider-than-normal spread of 375 bps—returns could potentially approach 19% in 2012 (assuming 6.5% growth comes through as expected). And historically, forward 12-month returns have been attractive when spreads have been this wide (see graph below). On the other hand, if the yield on the AMZ rises from 6.1% to 6.75% by year-end, the total return for the year would only be 2.3%.

Fundamentally, we believe the group remains strong for the most part. We feel the pockets of strength include partnerships with exposure to Targa Resources Partners, LP and crude oil (including gathering, processing, transportation, and fractionation), while weakness remains in the natural gas storage and propane businesses.

From a risk perspective, not much has changed over the past two years. We continue to believe that the threats to the MLP space are largely external in nature, with the primary threat being the potential for financial crisis emanating from Europe. MLPs are still capital market intensive, and as we saw in 2008, widening credit spreads and constrained access to capital markets resulting from a financial crisis can have a profound impact on valuations. A weakening economy and the resulting demand destruction for commodities could also impact the growth trajectory (and therefore, valuation) of MLPs.

And, as we saw in 2011, potential changes in the tax code as it relates to MLPs can create a disruption to valuations. We do not forecast any changes in the U.S. tax code in 2012 that would materially impact MLP valuations; however, we may expect to see some headlines regarding overhauls to the U.S. tax code that could create some “buying opportunities” this year.

7 Alerian Capital Management, Bloomberg, January 2012.

Summary

We believe that MLPs are poised to potentially generate strong returns again in 2012, though global risks (and headlines related to tax status) could create some volatility.8 Best wishes for a happy and prosperous year in 2012!

Sincerely,

Gregory A. Reid

President and Chief Executive Officer

MLP Business, Salient Capital Advisors, LLC

Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

8 No investment strategy can guarantee performance results.

Key Financial Data (unaudited)

We supplement the reporting of our financial information determined under United States generally accepted accounting principles (“GAAP”) with certain non-GAAP financial measures: distributable cash flow and distributable cash flow coverage ratio. We believe these non-GAAP measures provide meaningful information to assist stockholders in understanding our financial results and assessing our performance. We pay distributions to our stockholders, funded in part by distributable cash flow generated from our portfolio investments. Distributable cash flow is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. Other companies with similar measures may calculate these measures differently, and as a result, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported net investment income. These non-GAAP financial measures reflect an additional way of viewing an aspect of our operations that, when viewed with our GAAP results and the below reconciliation to the corresponding GAAP financial measures, provide a more complete understanding of our Fund. We strongly encourage stockholders to review our financial statements in their entirety and not rely on any single financial measure.

The table below reconciles the non-GAAP financial measures, distributable cash flow and distributable cash flow coverage ratio, by starting with the most directly comparable GAAP financial measure, net investment income.

(Period from May 25, 2011(1) through November 30, 2011)
Net investment income	$788,975
Reconciling items:
Return of capital on distributions (a)	2,960,999
Dividends paid in stock (b)	1,159,880
Option premium earnings (c)	494,833

Distributable cash flow (non-GAAP)	$5,404,687
Distributions paid on common stock	$4,966,446
Distributable cash flow coverage ratio (non-GAAP)	1.09

(1)	Commencement of Operations

Reconciliation of distributable cash flow to GAAP

(a)    GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from net investment income, whereas the distributable cash flow calculation includes the return of capital portion of such distributions.

(b)    Distributable cash flow includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included in net investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

(c)    We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in distributable cash flow. For GAAP purposes, “income” from call option contracts sold is not included in net investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments

November 30, 2011

	Shares	Fair Value

Master Limited Partnerships and Related Companies—121.8%(1)
Coal—4.8%(1)
United States—4.8%(1)
Alliance Holdings GP, L.P.(2)(3)	69,240	$3,509,083
Penn Virginia Resource Partners, L.P.(3)	143,850	3,501,309

		7,010,392

Crude/Natural Gas Production—11.1%(1)
United States—11.1%(1)
Breitburn Energy Partners, L.P.(3)	214,250	3,963,625
Chesapeake Granite Wash Trust	128,600	2,562,998
MV Oil Trust(3)	75,175	2,778,468
VOC Energy Trust(3)	329,902	6,842,167

		16,147,258

Crude/Refined Products Pipelines—45.1%(1)
United States—45.1%(1)
Buckeye Partners, L.P.(3)	88,190	5,626,522
Enbridge Energy Management, L.L.C.(3)(4)	490,697	15,633,616
Kinder Morgan, Inc.(3)	263,750	7,780,625
Kinder Morgan Management, LLC(3)(4)	255,203	18,060,689
Magellan Midstream Partners, L.P.(2)(3)	81,700	5,227,166
NuStar GP Holdings, LLC(3)	23,096	685,720
Plains All American Pipeline, L.P.(2)(3)	82,990	5,382,731
Sunoco Logistics Partners L.P.(3)	43,650	4,507,299
Williams Companies, Inc.(3)	75,000	2,421,000

		65,325,368

Natural Gas/Natural Gas Liquids Pipelines—27.1%(1)
United States—27.1%(1)
Eagle Rock Energy Partners, L.P.(3)	624,823	6,560,642
El Paso Pipeline Partners, L.P.(2)(3)	242,600	7,950,002
Energy Transfer Equity, L.P.(2)(3)	241,360	8,517,594
Enterprise Products Partners L.P.(2)(3)	243,330	11,069,082
Spectra Energy Partners, LP(2)(3)	170,000	5,145,900

		39,243,220

Natural Gas Gathering/Processing—16.1%(1)
United States—16.1%(1)
Crosstex Energy, Inc.(3)	403,724	4,832,576
Crosstex Energy, L.P.(3)	205,920	3,197,938
MarkWest Energy Partners, L.P.(3)	81,860	4,390,970
Targa Resources Corp.(3)	139,160	4,810,761
Targa Resources Partners L.P.(3)	161,300	6,053,589

		23,285,834

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments, continued

November 30, 2011

	Shares	Fair Value

Power/Utility—4.1%(1)
United States—4.1%(1)
CenterPoint Energy, Inc.(3)	300,100	$5,971,990

Shipping—13.5%(1)
Republic of the Marshall Islands—13.5%(1)
Navios Maritime Partners, L.P.	447,640	6,114,762
Teekay LNG Partners L.P.(3)	102,610	3,303,016
Teekay Offshore Partners L.P.(3)	268,010	7,474,799
Teekay Offshore Partners L.P.(5)	104,603	2,654,957

		19,547,534

Total Master Limited Partnerships and Related Companies (Cost $172,616,346)		$176,531,596

	Principal Amount/Shares	Fair Value
Corporate Bonds—6.5%(1)
Coal—5.1%(1)
United States—5.1%(1)
Arch Coal, Inc., 7.00%, 06/15/2019(3)(6)	$3,800,000	$3,724,000
Arch Coal, Inc., 7.25%, 06/15/2021(3)(6)	3,800,000	3,705,000

		7,429,000

Exploration and Production—1.4%(1)
United States—1.4%(1)
Saratoga Resources, Inc., 12.50%, 07/01/2016(3)(6)	2,000,000	2,000,000

Total Corporate Bonds (Cost $9,630,148)		$9,429,000

Short-Term Investment—1.4%(1)
United States Investment Company—1.4%(1)
AIM Short-Term Treasury Portfolio Fund—Institutional Class, 0.02%(7) (Cost $2,048,092)	2,048,092	$2,048,092

Total Investments—129.7%(1) (Cost $184,294,586)		188,008,688
Credit Facility—(33.9%)(1)		(49,200,000)
Other Assets and Liabilities—4.2%(1)		6,124,012

Total Net Assets Applicable to Common Stockholders—100.0%(1)		$144,932,700

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	These securities are held by the Salient MLP & Energy Infrastructure Fund, Inc. (the “Subsidiary”) the wholly owned C-Corporation.
(3)	All or a portion of these securities are held as collateral pursuant to the loan agreements or for written covered call options.
(4)	Distributions paid-in-kind.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments, continued

November 30, 2011

(5)

Restricted security has been fair valued in accordance with procedures approved by the Board of Trustees and has a fair value of $2,654,957, which represents 1.8% of net assets. See Notes to the Consolidated Financial Statements for further disclosure.

(6)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the aggregate value of these securities was $9,429,000 representing 6.5% of net assets. These securities have been deemed liquid based on procedures approved by the Board of Trustees.

(7)	Rate indicated is the current yield as of November 30, 2011.

Written Call Options held at November 30, 2011

Written Call Options	Expiration Date	Strike Price	Contracts	Fair Value
CenterPoint Energy, Inc.	December 2011	$20.00	3,000	$75,000
Energy Transfer Equity, L.P.(1)	December 2011	40.00	1,200	9,000
Enterprise Products Partners L.P.(1)	December 2011	47.00	1,020	10,200
MarkWest Energy Partners, L.P.	December 2011	55.00	800	52,000
Sunoco Logistics Partners	December 2011	110.00	436	20,710
Targa Resources Corp.	December 2011	35.00	700	68,250
Targa Resources Partners L.P.	December 2011	37.00	1,600	160,000
Teekay LNG Partners L.P.	December 2011	35.00	1,000	10,000
Teekay Offshore Partners L.P.	December 2011	30.00	2,500	50,000
VOC Energy Trust	December 2011	22.50	1,600	32,000
Williams Companies, Inc.	December 2011	32.00	750	81,750

Total Written Call Options (Premiums received $641,740)				$568,910

(1)	These securities are held by the Subsidiary.

Open Futures Contracts at November 30, 2011

Futures Contracts	Number of Contracts	Month/ Commitment	Notional Value	Fair Value
E-mini S&P 500 Index	252	December 2011/Short	$15,699,600	$213,416
E-mini S&P 500 Index	74	March 2012/Short	4,588,000	(183,350)
WTI Crude(1)	31	January 2012/Short	3,111,160	(44,436)

Total Futures Contracts			$23,398,760	$(14,370)

(1)	This position is held by the Subsidiary.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Schedule of Investments, continued

November 30, 2011

Open Swap Contracts at November 30, 2011—Buy Protection

Counterparty	Reference Entity	Pay/Receive Fixed Rate	Termination Date	Implied Credit Spread(1)	Notional Value(2)	Fair Value(3)
Morgan Stanley	CDX.NA.HY.17	5.00%	12/20/2016	7.14%	$(29,304,000)	$2,197,800

Total Credit Default Swaps						$2,197,800

(1)

Implied credit spread represents the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment performance risk of the credit default swap contract.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the particular swap agreement.

(3)	Fair value includes upfront payment paid of $2,858,277 and unrealized depreciation of $660,477.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statement of Assets, Liabilities, and Stockholders’ Equity

November 30, 2011

Assets
Investments at fair value (cost $184,294,586)	$188,008,688
Cash	174,478
Receivable from Adviser	30,223
Interest and dividend receivable	407,036
Receivable for investments sold	4,766,692
Deposits with brokers for swap contracts	2,858,277
Deposits with brokers for futures contracts	1,490,371
Prepaid expenses and other assets	92,773

Total assets	197,828,538

Liabilities
Credit facility	49,200,000
Written call options at fair value (premiums received $641,740)	568,910
Payable to Adviser	181,341
Payable for investments purchased	1,013,518
Accrued other expenses and liabilities	373,534
Variation margin on futures	825,291
Unrealized depreciation on swap contracts	660,477
Current tax liability	22,443
Deferred tax liability	50,324

Total liabilities	52,895,838

Net assets applicable to common stockholders	$144,932,700

Net Assets Applicable to Common Stockholders:
Capital stock, $0.01 par value; 6,135,147 shares issued and outstanding (6,400,000 shares authorized)	$61,351
Additional paid-in capital	141,505,503
Undistributed net investment income	815,522
Undistributed net realized loss	(129,851)
Net unrealized appreciation of investments	2,680,175

Net assets applicable to common stockholders	$144,932,700

Net Asset Value per common share outstanding	$23.62

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statement of Operations

For the Period May 25, 2011(1) through November 30, 2011

Investment Income
Distributions from master limited partnerships	$3,718,734
Less return of capital on distributions	(2,960,999)

Net distributions from master limited partnerships	757,735
Dividends from master limited partnership related companies	1,467,632
Interest from corporate bonds	337,355
Dividends from money market mutual funds	466

Total Investment Income	2,563,188

Operating Expenses
Management fees	1,074,384
Professional fees	271,993
Administrator fees	69,000
Directors’ fees	60,000
Custodian fees	12,000
Other operating expenses	186,805

Total Operating Expenses	1,674,182

Leverage Expenses
Interest expense	256,652

Total Leverage Expenses	256,652

Total Expenses	1,930,834
Less expense reimbursement by Adviser (note 9)	(179,064)

Net Expenses	1,751,770

Net Investment Income, before Income Taxes	811,418

Current tax expense	(22,443)

Net Investment Income	788,975

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	(406,942)
Futures	(1,248,255)
Option contracts	494,833
Swap contracts	1,037,518

Net realized loss, before income taxes	(122,846)
Deferred tax benefit	381,586

Net realized gain	258,740

Change in unrealized appreciation/depreciation of:
Investments	3,714,102
Futures	(14,370)
Option contracts	72,830
Swap contracts	(660,477)

Net change in unrealized appreciation, before income taxes	3,112,085
Deferred tax expense	(431,910)

Net change in unrealized appreciation	2,680,175

Net Realized Gain and Change In Unrealized Appreciation on Investments and Derivative Transactions	2,938,915

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$3,727,890

(1)	Commencement of Operations.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statement of Changes in Net Assets

For the Period May 25, 2011(1) through November 30, 2011

Operations
Net investment income, net of income taxes	$788,975
Net realized gain, net of income taxes	258,740
Net change in unrealized appreciation, net of income taxes	2,680,175

Net increase in net assets applicable to common stockholders resulting from operations	3,727,890

Distributions to Common Stockholders
Net investment income	(1,098,589)
Return of capital	(3,867,857)

Total distributions to common stockholders	(4,966,446)

Capital Stock Transactions
Proceeds from initial public offering of 5,600,000 common shares	140,000,000
Proceeds from additional offering of 526,881 common shares	13,172,025
Underwriting discounts and offering expenses associated with the issuance of common stock	(7,199,085)
Issuance of 4,266 common shares from reinvestment of distributions to stockholders	98,316

Net increase in net assets applicable to common stockholders from capital stock transactions	146,071,256

Total increase in net assets applicable to common stockholders	144,832,700
Net Assets
Beginning of period	100,000

End of period	$144,932,700

Undistributed net investment income, end of period	$815,522

(1)	Commencement of Operations.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Statement of Cash Flows

For the Period May 25, 2011(1) through November 30, 2011

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used for operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$3,727,890
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used for operating activities:
Purchases of long-term investments	(218,495,804)
Proceeds from sales of long-term investments	32,531,975
Purchases of short-term investments, net	(2,048,092)
Proceeds from written call options	1,484,850
Return of capital on distributions from master limited partnerships	2,960,999
Amortization of bond premium	1,117
Net change in unrealized appreciation of investment securities	(3,714,102)
Net change in unrealized appreciation of written call options	(72,830)
Net change in unrealized depreciation of swap contracts	660,477
Net realized loss on investment securities	406,942
Net realized gain on written call options	(494,833)

Changes in operating assets and liabilities:
Interest and dividend receivable	(407,036)
Prepaid expenses and other assets	(92,773)
Receivable for investments sold	(4,766,692)
Deposits with brokers for swap agreements	(2,858,277)
Deposits with brokers for futures contracts	(1,490,371)
Payable for investments purchased	1,013,518
Variation margin on futures contracts	825,291
Current tax liability	22,443
Deferred tax liability	50,324
Payable to Adviser, net of receivable	151,118
Accrued expenses and other liabilities	373,534

Net cash used in operating activities	(190,230,332)

Cash Flows From Financing Activities
Advances from credit facility	69,500,000
Repayments on credit facility	(20,300,000)
Issuance of common stock	153,172,025
Common stock issuance costs	(7,199,085)
Distributions paid to common stockholders, net of reinvestments	(4,868,130)

Net cash provided by financing activities	190,304,810

Net change in cash	74,478
Cash—beginning of period	100,000

Cash—end of period	$174,478

Noncash financing activities consist of reinvestment distributions of $98,316.
Cash paid during the period for interest was $178,522
Cash paid during the period for non-use fees was $19,881.

(1)	Commencement of Operations.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Consolidated Financial Highlights

Period from May 25, 2011(1) through November 30, 2011

Per Common Share Data(2)
Public offering price	$25.00
Income from Investment Operations
Net investment income	0.13
Net realized gain and change in unrealized appreciation on investments	0.49

Total income from investment operations	0.62

Distributions to Common Stockholders
Net investment income	(0.13)
Return of capital	(0.68)

Total distributions to common stockholders	(0.81)

Underwriting discounts and offering costs on issuance of common stock(3)	(1.19)

Net Asset Value, end of period	$23.62

Per common share market value, end of period	$23.42

Total Investment Return Based on Market Value(4)	(2.95)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$144,933
Average net assets (000’s)	$140,843
Ratio of expenses to average net assets before waiver(5)	2.73%
Ratio of expenses to average net assets after waiver(5)	2.49%
Ratio of net investment income (loss) to average net assets before waiver(5)	0.83%
Ratio of net investment income (loss) to average net assets after waiver(5)	1.08%
Portfolio turnover rate	18%
Asset coverage per $1,000 unit of senior indebtedness(6)	3,946
Short-term borrowings, end of period (000’s)	$49,200

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the dilution per common share from underwriting and other offering costs for the period from May 25, 2011 through November 30, 2011.
(4)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the DRIP.

(5)	Annualized for periods less than one full year.
(6)

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements

November 30, 2011

(1) ORGANIZATION

Salient MLP & Energy Infrastructure Fund (the “Fund”) was organized as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. On April 21, 2011, the Fund issued 4,000 shares in the amount of $25 per share in exchange for $100,000 of seed capital. The Fund has authorized 6,400,000 common shares of beneficial interest (“Shares”), which may be issued in more than one class or series. The Fund commenced operations on May 25, 2011. The Fund’s Shares are listed on the New York Stock Exchange under the symbol “SMF.”

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions (“Distributions”) to stockholders. The Fund pursues its investment objective by investing at least 80% of its total assets in securities of master limited partnerships (“MLPs”) and energy infrastructure companies.

The Fund may invest up to 25% of its total assets in the Salient MLP & Energy Infrastructure Fund, Inc., a wholly owned subsidiary (the “Subsidiary”). The Subsidiary, which is organized under the laws of the state of Delaware, is wholly owned and controlled by the Fund, and is therefore consolidated in the Fund’s financial statements. The Subsidiary was formed on May 2, 2011, and has been consolidated since its formation. The Fund invests in the Subsidiary in order to gain exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”).

(2) SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

These consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The accompanying consolidated financial statements reflect the financial position of the Fund and its Subsidiary and the results of their operations on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT VALUATION

The Fund’s Board of Trustees (“Board”) has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser Valuation Committee (as defined below) of the Fund’s valuation policies that the Board of the Fund has approved for purposes of determining the value of securities held by the Fund.

The Fund’s Board has authorized the establishment of a valuation committee of the Adviser (“Adviser’s Valuation Committee”). The function of the Adviser’s Valuation Committee, subject to oversight of the Board Valuation Committee and the Fund’s Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser’s Valuation Committee by the Adviser or the Fund’s administrator.

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To the extent that the price of a security cannot be determined applying the methods described below, the Fund will determine the price of the security pursuant to the fair value procedures approved by the Board.

Equities

The Fund intends to primarily own securities that are listed on securities exchanges or that are actually traded in over-the-counter markets. The Fund will value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.

A publicly traded equity security acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities.

Restricted Securities

The Fund may invest up to 50% of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a value and may limit the Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Fund’s Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

Debt

Debt securities will be valued at evaluated prices supplied by a pricing vendor. Pricing vendors consider market transactions and various other relevant factors in determining market values. Short-term instruments purchased with a remaining maturity of 60 days or less, maturing at par and of sufficient credit rating, will be valued at amortized cost.

Derivatives

Futures contracts are valued at the final settlement price on the exchange on which they are principally traded. Exchange traded option contracts are valued at the last sale price on the exchange on which the option is listed. If no sales are reported, the option contracts will be valued using the mean between the last bid and ask prices. Swap contracts are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include among other considerations, end of day net present values, spreads, ratings, industry and company performance.

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(d) FUTURES

The Fund entered into futures contracts to manage exposure to interest rate, equity and market price movement, and commodity prices. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency, or commodity for a fixed price at a future date. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Upon entering into a contract, the Fund deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is subject to market risk based on the volatility of the underlying security or index linked to the specific contract.

(e) SWAPS

The Fund entered into credit default swap contracts (“CDS”) to manage credit risk.

A CDS is an agreement between two parties to exchange the credit risk of an issuer. In a CDS the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation. Credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the fair value of the referenced obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Consolidated Statement of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. CDS are stated at fair value and are presented as an asset or liability on the Consolidated Statement of Assets, Liabilities and Stockholders’ Equity, with changes in the daily value recognized as unrealized gains (losses) in the Consolidated Statement of Operations. A realized gain or loss is recorded upon the termination of the CDS or on a reset date when the Fund receives or makes payment. Upon entering into a CDS, the Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether the Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed and are settled net at closing.

Entering into these swap agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets, Liabilities and Stockholders’ Equity. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

(f) OPTIONS

The Fund writes equity call options as a source of additional income as part of its investment strategy. Premiums received by the Fund for written call options are initially recorded in the Consolidated Statement of Assets, Liabilities, and Stockholders’ Equity as a liability and adjusted to fair value at the first valuation date.

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The amount of the liability is adjusted daily to reflect the current market value of the written call option and any change in fair value is recorded as unrealized appreciation or depreciation. Written call options give the buyer the right to purchase the underlying security at a specified price. The writer of an option is exposed to the risk of loss if the market price of the underlying asset increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount in the case of written call options. Premiums received from written call options that expire are treated as realized gains. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending on whether the cost of the closing purchase price is less than or greater than the premium received when the option was written. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium received.

(g) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund and Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partners or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(h) SECURITY TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(i) INVESTMENT INCOME AND EXPENSES

Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are comprised of ordinary income, capital gains and return of capital from the MLP.

(j) DISTRIBUTIONS TO STOCKHOLDERS

The Fund intends to make quarterly distributions to stockholders. Distributions from net realized gains for book purposes may include short-term capital gains. All net short-term capital gains are included in ordinary

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income for tax purposes. Distributions to stockholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with the requirements under Subchapter M of the Code so that the Fund will be treated as a RIC.

Each stockholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares, unless a stockholder, otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, stockholder receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the stockholder not participated in the DRIP.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2011, the Fund’s distributions were expected to be comprised of approximately 22% from ordinary income with the remaining balance to be return of capital.

(k) USE OF ESTIMATES

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(l) INDEMNIFICATIONS

Under the Fund’s organization documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(m) RECENT ACCOUNTING PRONOUNCEMENT

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Fund’s financial statements.

(n) RETURN OF CAPITAL ESTIMATES

Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other

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industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the period ended November 30, 2011, the Fund estimated that approximately 90% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $2,960,999 of dividends and distributions received from its investments. Net Realized Gain was decreased by $208,069 and Change in Net Unrealized Appreciation (Depreciation) was increased by $2,752,930 in the accompanying Consolidated Statement of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments.

(o) FEDERAL AND OTHER TAXES

The Subsidiary, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Subsidiary includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Subsidiary has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Subsidiary based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification. A valuation allowance will be established if it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Subsidiary’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

For the current open tax year and for all major jurisdictions, management of the Subsidiary has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Subsidiary is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Subsidiary may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Subsidiary modifies its estimates or assumptions regarding the deferred tax liability.

The Subsidiary’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The current tax year remains open and subject to examination by tax jurisdictions.

(3) DERIVATIVE FINANCIAL INSTRUMENTS

As discussed in the preceding notes, the Fund may use derivative financial instruments as part of its management strategy. The Fund has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. All derivative financial instruments will be

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recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Consolidated Statement of Operations.

Values of certain derivatives executed with the same counterparty are recorded on a net-by-counterparty basis where a legal right of offset exists under an enforceable netting agreement in conformity with U.S. GAAP.

Periodic cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the Consolidated Statement of Operations. For the period May 25, 2011 through November 30, 2011, the Fund’s use of derivatives included futures, equity options and credit default swap contracts. The financial statement treatment and impact can be found in the tables below.

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Market Risk Contracts:
Futures contracts	Receivable for variation margin on futures*	$213,416	Payable for variation margin on futures*	$(183,350)
Commodity Risk Contracts:
Futures contracts	Receivable for variation margin on futures*	—	Payable for variation margin on futures*	(44,436)
Equity Contracts:
Written call options		—	Written call options at fair value	(568,910)
Credit Contracts:
Swap Contracts	Net unrealized gain(loss) on swap**	—	Net unrealized gain(loss) on swap**	2,197,800

Total		$213,416		$1,401,104

*	Includes cumulative appreciation/depreciation on futures contracts. Only current day’s variation margin is reported within the Consolidated Statement of Assets, Liabilities, and Stockholders’ Equity.
**	Fair value includes the upfront payments paid on the swaps of $2,858,277 and unrealized depreciation of $660,477.

Consolidated Statement of Operations

The effect of derivative instruments on the Consolidated Statement of Operations for the period May 25, 2011 through November 30, 2011:

Derivatives	Amount of Net Realized Gain (Loss) on Derivatives
Market Risk Contracts:
Futures contracts	$(68,480)
Commodity Risk Contracts:
Futures contracts	(1,179,775)

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Derivatives	Amount of Net Realized Gain (Loss) on Derivatives
Equity Contracts:
Written call options	$494,833
Credit Contracts:
Swap contracts	1,037,518

Total	$284,096

Derivatives	Change in Net Unrealized Appreciation/ Depreciation on Derivatives
Market Risk Contracts:
Futures contracts	$30,066
Commodity Risk Contracts:
Futures contracts	(44,436)
Equity Contracts:
Written call options	72,830
Credit Contracts:
Swap contracts	(660,477)

Total	$(602,017)

Transactions in written options contracts for the period May 25, 2011 through November 30, 2011, are as follows:

	Contracts	Premiums
Outstanding at May 25, 2011*	—	$—
Options written	29,676	1,647,242
Options exercised	(4,174)	(348,277)
Options expired	(10,146)	(494,833)
Options covered	(750)	(162,392)

Outstanding at November 30, 2011	14,606	$641,740

*	Commencement of operations.

The average monthly notional value of futures contracts sold short, written call options, and swap contracts where protection was purchased during the period from May 25, 2011 to November 30, 2011 were $24,823,232, $249,618 and $27,334,000, respectively.

(4) FAIR VALUE MEASUREMENTS

As described in note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

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•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, evaluated quotes in active markets, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

Description	Level 1	Level 2		Level 3	Total Investments
Assets
Debt Securities:
Corporate Bonds(a)	$—	$9,429,000		$—	$9,429,000

Total Debt Securities	—	9,429,000		—	9,429,000

Derivative Securities:
Credit Default Swaps	—	2,197,800	(b)	—	2,197,800

Total Derivative Securities	—	2,197,800		—	2,197,800

Equity Securities:
Master Limited Partnerships and Related Companies(a)	173,876,639	2,654,957		—	176,531,596

Total Equity Securities	173,876,639	2,654,957		—	176,531,596

Registered Investment Company:
Money Market Fund	2,048,092	—		—	2,048,092

Total Registered Investment Company	2,048,092	—		—	2,048,092

Total Assets	$175,924,731	$14,281,757		—	$190,206,488

Liabilities
Derivative Securities:
Future Contracts	14,370	—		—	14,370
Written Call Option Contracts	438,950	129,960		—	568,910

Total Liabilities	$453,320	$129,960		$—	$583,280

(a)	All other industry classifications are identified in the Consolidated Schedule of Investments.
(b)	Fair value includes upfront payment paid of $2,858,277 and unrealized depreciation of $660,477.

The Fund determines significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of November 30, 2011 from the valuation input levels used on May 25, 2011.

(5) INCOME TAXES

The Fund’s policy is to comply with the requirements of the Internal Revenue Code (“the Code”) applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

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The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.

The following information is provided on a tax basis as of November 30, 2011:

Cost of investments	$184,139,541

Gross unrealized appreciation	9,857,543
Gross unrealized depreciation	(5,988,396)

Net unrealized appreciation (depreciation) before tax	3,869,147
Net unrealized appreciation (depreciation) after tax	3,437,237
Undistributed investment income	—
Undistributed long-term gains	—

Distributable earnings	—
Other accumulated gains (losses)	(503,301)

Total accumulated earnings (losses)	$3,365,846

The Subsidiary invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Subsidiary reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Subsidiary’s tax expense or benefit is included in the Consolidated Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

The Fund and Subsidiary have reviewed all open tax years and major jurisdictions and concluded there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken for the fiscal period ended November 30, 2011. The Fund and Subsidiary are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Subsidiary’s deferred tax assets and liabilities as of November 30, 2011, are as follows:

Deferred tax assets:
Capital loss carryforward	$398,472
Basis increase/decrease resulting from certain book/tax differences	(16,886)

Total deferred tax assets	381,586
Less Deferred tax liabilities:
Unrealized gain on investment securities	(431,910)

Total net deferred tax liability	$(50,324)

The capital loss carryforward is available to offset future taxable income. The Subsidiary has the following capital loss amounts:

Fiscal Period Ended Capital Loss		Expiration
November 30, 2011	$1,048,611	November 30, 2016

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The capital loss for the year ended November 30, 2011 has been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2011 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Therefore the use of this capital loss carryforward is dependent upon the Subsidiary generating sufficient net capital gains prior to the expiration of the loss carryforward.

Although the Subsidiary currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Subsidiary’s assessment, it has determined that it is more likely than not that its deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Subsidiary’s deferred tax asset. The Subsidiary will continue to assess the need for a valuation allowance in the future.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to the Subsidiary’s net investment income and realized and unrealized gains (losses) on investments before taxes for the fiscal period ended November 30, 2011, as follows:

	Current	Deferred	Total
Application of statutory income tax rate	$20,671	$46,351	$67,022
State income taxes, net of federal tax benefit	1,772	3,973	5,745

Total income tax expense	22,443	50,324	72,767

(6) RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of swap adjustments, partnership adjustments and return of capital distributions, on November 30, 2011, undistributed net investment income was increased by $815,522, undistributed net realized loss was increased by $1,011,180 and additional paid-in capital was increased by $195,658. This reclassification had no effect on the net assets of the Fund.

(7) RESTRICTED SECURITIES

From time to time, certain of the Fund’s investments may be restricted as to resale. Restricted securities for which quotations are not readily available are valued at fair value as determined by the board of trustees, as discussed further in Note 2. The table below shows the number of shares held, acquisition date, acquisition cost, fair value, fair value per share and percent of net assets for the restricted security held at November 30, 2011.

Investment Security		Number of Shares	Acquisition Date	Acquisition Cost	Fair Value	Fair Value Per Share	Fair Value as Percent of Net Assets
Teekay Offshore Partners L.P.	Restricted Shares	104,603	11/22/11	$2,500,012	$2,654,957	$25.38	1.8%

(8) INVESTMENT TRANSACTIONS

For the period May 25, 2011 through November 30, 2011 the Fund purchased (at cost) and sold securities (proceeds received) in the amount of $218,495,804 and $32,531,975 (excluding short-term securities), respectively.

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(9) RELATED PARTY TRANSACTIONS

The Board is authorized to engage an investment adviser and it has selected Salient Capital Advisors, LLC (the “Adviser”), to manage the Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). Under the terms of the Investment Management agreement between the Adviser and the Fund, the Adviser is entitled to receive a management fee at an annualized rate of 1.20%, based on the average monthly net assets of the Fund, excluding any liabilities related to borrowing, accrued and payable monthly. The Adviser has contractually agreed to waive and/or reimburse the Fund for its management fee in an amount equal on an annual basis to 0.20% of the Fund’s average monthly total assets for the first 24 months following the Fund’s initial public offering. The Adviser earned $895,320 in advisory fees (net of $179,064 of advisory fees waived by the Adviser) for the period May 25, 2011 through November 30, 2011.

(10) ADMINISTRATIVE AGREEMENTS

In consideration for administration, accounting, and recordkeeping services, the Fund will pay the Independent Administrator a monthly administration fee. The Independent Administrator will also provide the Fund with compliance, transfer agency, custody, and other investor related services including serving as the Fund’s registrant, dividend paying agent, and agent for the automatic dividend reinvestment plan.

In consideration for these services, the Fund pays the Independent Administrator a monthly fee computed at an annual rate of 0.05% of the first $300,000,000 of the Fund’s average net assets, 0.045% on the balance of the Fund’s average net assets. The minimum annual fee is $125,000. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s portfolio assets, plus portfolio transaction fees.

(11) CREDIT FACILITY

On June 23, 2011 the Fund entered into a $55 million secured revolving credit facility with Bank of America Merrill Lynch. Outstanding loan balances accrue interest daily at a rate equal to 1 Month LIBOR plus 0.95%. The Fund pays a fee of 0.25% on any unused amounts on the credit facility.

The average principal balance and interest rate for the period June 23, 2011 through November 30, 2011 was approximately $35,200,000 and 1.17%, respectively. At November 30, 2011, the principal balance outstanding was $37,300,000 at an interest rate of 1.22%.

On July 19, 2011, the Subsidiary entered into a $14 million secured revolving credit facility with Bank of America Merrill Lynch. Outstanding loan balances will accrue interest daily at a rate equal to 1 Month LIBOR plus 0.95%. The Subsidiary pays a fee of 0.25% on any unused amounts on the credit facility.

The average principal balance and interest rate for the period July 19, 2011 through November 30, 2011 was approximately $12,600,000 and 1.18%, respectively. At November 30, 2011, the principal balance outstanding was $11,900,000 at an interest rate of 1.22%.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Financial Statements, continued

November 30, 2011

(12) RISK CONSIDERATIONS

The following summary of certain risk footnotes is not meant to be comprehensive of the Fund’s risks.

General Market Risk

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s Distributions.

Concentration Risk

The Fund’s investment portfolio will be concentrated in MLPs and energy infrastructure companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

(13) COMMON STOCK

The Fund has 6,400,000 share of capital stock authorized and 6,135,147 shares outstanding at November 30, 2011. Transactions in common stock for the period May 25, 2011 through November 30, 2011, were as follows:

Shares at May 25, 2011 (commencement of operations)	4,000
Shares sold through initial public offering	5,600,000
Shares sold through additional offerings	526,881
Shares issued through reinvestment of dividend	4,266

Shares at November 30, 2011	6,135,147

(14) SUBSEQUENT EVENTS

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Report of Independent Registered Public Accounting Firm

The Stockholders and Board of Trustees of

Salient MLP & Energy Infrastructure Fund:

We have audited the accompanying consolidated statement of assets, liabilities, and stockholders’ equity of Salient MLP & Energy Infrastructure Fund and Subsidiary (the Fund), including the consolidated schedule of investments, as of November 30, 2011, and the related consolidated statements of operations, changes in net assets and cash flows, and the consolidated financial highlights for the period May 25, 2011 (commencement of operations) through November 30, 2011. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Salient MLP & Energy Infrastructure Fund and Subsidiary as of November 30, 2011, the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period May 25, 2011 through November 30, 2011 in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

January 26, 2012

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Trustees & Officers

November 30, 2011

(Unaudited)

Set forth below is information with respect to each of the Trustees and Officers of the Fund, including their principal occupation during the past five years. The business address of the Fund, its Trustees and Officers is 4265 San Felipe, 8th Floor, Houston, Texas 77027.

Independent Trustees

Name and Age	Position(s) with Funds, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Karin B. Bonding Age: 72	Trustee since 2011	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	4	The Endowment Funds (investment companies) (five funds); Brandes Investment Trust (investment companies) (four funds), since 2006; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005-2010; the Salient Absolute Return Funds (3 funds), since 2010.
Jonathan P. Carroll Age: 50	Trustee since 2011	President, Lazarus Financial LLC (holding company) since 2006; private investor for past sixteen years.	4	The Endowment Funds (investment companies) (five funds); Lazarus Financial LLC, Lazarus Energy Holdings LLC and affiliates, since 2006; the Salient Absolute Return Funds (3 funds), since 2010.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Trustees & Officers, continued

November 30, 2011

(Unaudited)

Name and Age	Position(s) with Funds, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Dr. Bernard A. Harris Age: 55	Trustee since 2011	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing), since 2002; President, The Space Agency (marketing) since 1999; President, The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	4	The Endowment Funds (investment companies) (five funds); since 2009; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Sterling Bancshares, Inc., since 2007; Communities in Schools, since 2007; American Telemedicine Association, since 2007; BioHouston, since 2006; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; The Harris Foundation, Inc., since 1998.
Richard C. Johnson Age: 74	Trustee since 2011	Senior Counsel (retired), Baker Botts LLP (law firm), since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	4	The Endowment Funds (investment companies) (five funds) ; the Salient Absolute Return Funds (3 funds), since 2010.
G. Edward Powell Age: 75	Trustee, Lead Independent Trustee since 2011	Principal, Mills & Stowell (private equity), since 2002; Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994 to 2002; Managing Partner, Price Waterhouse & Co. (Houston office), 1982 to 1994.	4	The Endowment Funds (investment companies) (five funds); Energy Services International, Inc., since 2004; Therapy Track, LLC, since 2009; the Salient Absolute Return Funds (3 funds), since 2010.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Trustees & Officers, continued

November 30, 2011

(Unaudited)

Name and Age	Position(s) with Funds, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Scott E. Schwinger Age: 46	Trustee since 2011	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	4	The Endowment Funds (investment companies) (five funds); The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001; the Salient Absolute Return Funds (3 funds), since 2010.

Interested Trustees

Name and Age	Position(s) with Funds, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
John A. Blaisdell(1) Age: 51	Trustee since 2011	Member, Investment Committee of the Adviser, since 2011; Managing Director of Salient, since 2002.	4	The Endowment Funds (investment companies) (five funds); the Salient Absolute Return Funds (3 funds).
Andrew B. Linbeck(1) Age: 47	Trustee since 2011	Member, Investment Committee of the Adviser, since 2011; Managing Director of Salient, since 2002.	4	The Endowment Funds (investment companies) (five funds); the Salient Absolute Return Funds (3 funds).
Gregory A. Reid(1) Age: 46	Trustee, President and Chief Executive Officer since 2011	Member, Investment Committee of the Adviser and its predecessor, since 2010; Managing Partner (Houston), Telemus Capital Partners, 2007-2010; Merrill Lynch Private Banking Group, until 2007.	1	N/A

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Trustees & Officers, continued

November 30, 2011

(Unaudited)

Name and Age	Position(s) with Funds, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
A. Haag Sherman(1) Age: 46	Trustee since 2011	Member; Investment Committee of the Adviser and Managing Director of Salient 2002 to 2011.	4	The Endowment Funds (investment companies) (five funds); PlainsCapital Corporation, since 2009; the Salient Absolute Return Funds (3 funds); Blue Dolphin Energy Company, since 2012.

(1)	This person’s status as an “interested” Trustee arises from his affiliation with the Adviser.

Officers

Name and Age	Position(s) with Funds, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
John E. Price(1) Age: 44	Treasurer and Chief Financial Officer since 2011	Director and Chief Financial Officer, Adviser, since 2003; Partner and Director, Salient, since 2003.	N/A	N/A
Paul Bachtold(1) Age: 38	Chief Compliance Officer since 2011	Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008.	N/A	N/A
Jeremy Radcliffe(1) Age: 37	Secretary since 2011	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	N/A	N/A

(1)	This person’s status as an “interested” Trustee arises from his affiliation with the Adviser.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Additional Information

November 30, 2011

(Unaudited)

Director and Officer Compensation

The Fund does not compensate any of its Trustees who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended November 30, 2011, the aggregate compensation paid by the Fund to the independent Trustees was $22,500. The Fund did not pay any special compensation to any of its Trustees or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the period ended June 30, 2011 are available to stockholders (i) without charge, upon request by calling 1-800-809-0525; and (ii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge upon request by calling 1-800-809-0525, by visiting the Fund’s website at www.salientmlpfund.com, or by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-800-809-0525 or by visiting the SEC’s Website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer will be submitting to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual, no more than 30 days after annual shareholder meeting.

Privacy Policy

The Salient MLP Energy & Infrastructure Fund (the “Fund”) recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Additional Information, continued

November 30, 2011

(Unaudited)

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Fund’s service providers, including the Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Automatic Dividend Reinvestment and Cash Purchase Plan

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

4265 San Felipe, 8th Floor

Houston, Texas 77027

Toll-Free: 800-809-0525

Online: www.salientmlpfund.com

NYSE: SMF

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. G. Edward Powell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services and audit-related services during the past fiscal year. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to services not covered in the other categories above. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other service fees by the principal accountant.

FYE 11/30/2011
Audit Fees	$48,000
Audit-Related Fees	$19,000
Tax Fees	$0
All Other Service Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by the Registrant’s principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 11/30/2011
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence. No such non-audit services were provided by the accountants for the period covered by this report.

Non-Audit Related Fees	FYE 11/30/2011
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934 (15 U.S.C 78c(a)(58)(A)), and is comprised of Jonathan P. Carroll, Dr. Bernard A. Harris, G. Edward Powell, and Scott Schwinger.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

SALIENT MLP AND ENERGY INFRASTRUCTURE FUND

PROXY VOTING POLICIES AND PROCEDURES

I.	Statement of Principle

The Fund seeks to assure that proxies received by the Fund are voted in the best interest of the Fund’s stockholders and have accordingly adopted these procedures.

II.	Delegation of Proxy Voting/Adoption of Advisor and Sub-Advisor Policies

Except as provided in Section III below, the Fund delegates the authority to vote proxies related to portfolio securities to Salient Capital Advisors, LLC, (the “Advisor”), as investment advisor to the Fund. For each portion of the Fund’s portfolio managed by a sub-advisor retained to provide day-to-day portfolio management for that portion of the Fund’s portfolio (each, a “Sub-Advisor”), the Advisor in turn may delegate its proxy voting authority to the Sub-Advisor responsible for that portion of the Fund’s portfolio. The Board of Trustees of the Fund adopts the proxy voting policies and procedures of the Advisor and Sub-Advisors as the proxy voting policies and procedures that will be used by the respective entity when exercising voting authority on behalf of the Fund.

III.	Consent in the Event of a Conflict of Interest

If for a particular proxy vote the Advisor or Sub-Advisor seeks the Fund’s consent to vote because of a conflict of interest or for other reasons, any two independent Trustees of the Fund may provide the Fund’s consent to vote.

IV.	Annual Review of Proxy Voting Policies of Advisor and Sub-Advisors

The Board of Trustees of the Fund will review on an annual basis the proxy voting policies of the Advisor and Sub-Advisors applicable to the Fund.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Gregory A. Reid, Frank T. Gardner III and Lee Partridge (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio managers as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years

Gregory A. Reid	President, CEO and a Managing Director since 2011.	Founder and CEO of Salient Capital Advisors, LLC (“SCA”) from 2010 to 2011. Managing Partner of Telemus Capital Partner’s Houston office from May 2007 to June 2010.

Frank T. Gardner III	Director and Portfolio Manager since 2011.	Portfolio Manager and Director of Research for Salient Capital Advisors, LLC from 2010 to 2011. Portfolio Manager for Telemus Capital Partners from 2007 to 2010.

Lee Partridge	Managing Director and Chief Investment Officer since 2011.	Chief Investment Officer of Salient
Partners, LP since November 2010.
Founder and CEO of Integrity Capital,
LLC, from September 2009 to
November 2010. Head of fixed income
and deputy chief investment officer at
the Teacher Retirement System of
Texas from May 2001 to September
2009.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2011:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Gregory A. Reid
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	$184.2M	3	$184.2M
Other accounts	4	$58.8M	4	$58.8M
Frank T. Gardner III
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	$184.2M	3	$184.2M
Other accounts	4	$58.8M	4	$58.8M
Lee Partridge
Registered investment companies	3	$138.8M	0	$0
Other pooled investment vehicles	1	$67.1M	0	$0
Other accounts	1	$8,240M	1	$8,240M

Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because Salient Partners, LP (“Salient”) and its affiliates generally carry on substantial investment activities for other clients in which we will have no interest. Salient or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Salient or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Salient or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Salient or its affiliates with MLPs and Energy Infrastructure Companies. In addition, to the extent that Salient sources and structures private investments in MLPs and Energy Infrastructure Companies, certain employees of Salient may become aware of actions planned by these companies, such as acquisitions, that may not be announced to the public. Although Salient maintains procedures to ensure that any material non-public information available to certain Salient employees not be shared with those employees responsible for the purchase and sale of publicly traded securities, it is possible that we could be precluded from investing in a company about which Salient has material non-public information.

The Advisor also manages other funds that invest primarily in MLPs (collectively “Affiliated Funds”) and some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in MLPs and Midstream Energy Infrastructure Companies. Furthermore, the Advisor may at some time in the future, manage other investment funds with the same investment objective as ours.

Investment decisions for us are made independently from those of Salient’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Salient or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Salient in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Salient and approved by our Board of Trustees. In some cases, this system may adversely affect the price or size of the position that we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

We and our affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Salient will not co-invest its other clients’ assets in the private transactions in which we invest. Salient will allocate private investment opportunities among its clients, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount of funds that each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to us. The policies contemplate that Salient will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this

5

regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax and diversification standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to our Adviser is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of our Adviser, our Board of Trustees and its Valuation Committee, and a third-party valuation firm might participate in the valuation of our securities.

(a)(3) As of November 30, 2011:

Compensation

Messrs. Gardner, Reid and Partridge are compensated by the Adviser through partnership distributions from Salient based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. Gardner, Reid and Partridge, have investment strategies that are similar to ours. However, Salient manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Messrs. Gardner, Reid and Partridge did not own any of our equity securities prior to this offering; however, through their limited partner interests in the parent company of the Adviser, which owned all our outstanding securities as of April 21, 2011 (with a value of approximately $100,000), Messrs. Gardner and Reid could be deemed to indirectly own a portion of our securities.

(a)(4) As of November 30, 2011:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio managers:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant

Gregory A. Reid	$ 100,001 – 500,000

Frank T. Gardner	None

Lee Partridge	None

6

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 06/01/11-06/30/11	0	0	0	0
Month #2 07/01/11-07/31/11	5,000	$24.47	0	0
Month #3 08/01/11-08/31/11	0	0	0	0
Month #4 09/01/11-09/30/11	0	0	0	0
Month #5 10/01/11-10/31/11	0	0	0	0
Month #6 11/01/11-11/30/11	0	0	0	0
Total	5,000	$24,47	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Committee may consider nominations from shareholders of the Fund. Shareholders may submit for the Committee’s consideration, recommendations regarding potential nominees for service on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

(a)	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(i)	The nominee must satisfy all qualifications provided herein and in the Fund’s organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.
(ii)

The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.[1]

(iii)	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

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(iv)	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.
(v)	The nominee may not be an executive officer, Trustee or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.
(vi)	The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).
(vii)	A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

1 Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

(b)	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee.

(i)	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s interest that is eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.
(ii)	The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for a least two years.

(c)	Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund Secretary, who will provide all submissions to the Committee. This submission to the Fund must include:

(i)	the shareholder’s contact information;

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(ii)	the nominee’s contact information and the amount of interest of the Fund owned by the proposed nominee
(iii)	all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of Trustees required by Regulation 14A under the Securities Exchange Act; and
(iv)	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Fund proxy statement, if so designated by the Committee and the Fund Board.

The Committee will consider all submissions meeting the applicable requirements stated herein that are received not earlier than January 1 of the most recently completed calendar year. It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Chief Executive Officer and its Treasurer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient MLP & Energy Infrastructure Fund

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid, President & Chief Executive Officer

Date	February 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid, President & Chief Executive Officer

Date	February 6, 2012

By (Signature and Title)	/s/ John E. Price
John E. Price, Treasurer & Chief Financial Officer

Date	February 6, 2012